UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

May 14, 2004

Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

2985 Scott Street
Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On May 14, 2004, dj Orthopedics, Inc. issued a press release regarding its call for redemption of all of its outstanding 12 5/8% senior subordinated notes due 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements and Exhibits

(c)       Exhibits.

Exhibit No.	Document
99.1	Press release dated May 14, 2004 relating to dj Orthopedics, Inc.’s call of all of its outstanding 12 5/8% senior subordinated notes due 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC.

(Registrant)

Date: May 14, 2004	BY: /s/ Donald M. Roberts
Donald M. Roberts
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 14, 2004, relating to dj Orthopedics, Inc.’s call to all of its outstanding 12 5/8% senior subordinated notes due 2009.